CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
  Maverick Oil & Gas, Inc.
  Ft. Lauderdale, Florida

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 our report dated December 8, 2004 included herein for the year ended August 31, 2004.

We also consent to the references to us under the heading "Experts" in such Document.


June 29, 2005

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas